SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2013
SHORT-TERM INVESTMENTS

6. SHORT-TERM INVESTMENTS

Short-term investments consist primarily of various fixed-income financial products purchased from Chinese banks and trusts. The maturities of these financial products range from one month to less than one year, with interest rates ranging from 3.2% to 7.0%. They are classified as short-term investments on the consolidated balance sheets as their contractual maturity dates are equal to or less than one year. The repayment of most of the financial products is guaranteed by the Chinese banks from which the fixed income financial products were purchased. Historically, the Company has received the principal and accrued interest in full upon maturity of these investments.

The Company estimated that their fair value approximate their amortized costs considering their short term maturities and high credit quality.